UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 4, 2018

MidWestOne Financial Group, Inc.
(Exact name of registrant as specified in its charter)

Commission file number 001-35968

Iowa	42-1206172
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification Number)
102 South Clinton Street
Iowa City, Iowa 52240
(Address of principal executive offices, including zip code)
(319) 356-5800
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐
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Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On May 4, 2018, MidWestOne Financial Group, Inc. (the “Company”) announced that Barry S. Ray has been appointed to the position of Chief Financial Officer of the Company and MidWestOne Bank, the Company’s subsidiary bank (the “Bank”), beginning June 4, 2018. Mr. Ray will also serve as principal financial officer and principal accounting officer on the Company. James M. Cantrell has been serving as Chief Financial, principal financial officer and principal accounting officer of the Company on an interim basis since December 2017, and Mr. Ray will replace Mr. Cantrell in those positions. Mr. Ray, age 46, previously served as Chief Accounting Officer and Controller of Columbia State Bank, a subsidiary of Columbia Banking Systems, Inc., since 2006. Prior to working at Columbia State Bank, Mr. Ray was employed as a Business Analyst, Investment Operations, with Russell Investment Group between 2005 and 2006, and prior to that, was a Consulting Services Manager with RSM US LLP from 2000 to 2005.
There are no family relationships between Mr. Ray and any of the Company’s directors or executive officers. There is no arrangement or understanding between Mr. Ray and any other person pursuant to which he was selected as an officer, nor is the Company aware, after inquiry of Mr. Ray, of any related-person transaction or series of transactions required to be disclosed under Item 404(a) of Regulation S-X promulgated under the Securities Exchange Act of 1934, as amended.
A copy of the press release announcing the appointment of Mr. Ray to the position of Chief Financial Officer is attached hereto as Exhibit 99.1.
In connection with the appointment of Mr. Ray as Chief Financial Officer, the Company and Mr. Ray entered into an employment agreement, the form of which is substantially similar to the employment agreements entered into with other executive officers of the Company. The employment agreement provides for an annual base salary of $280,000, minimum annual target incentive award opportunities and certain employee and fringe benefits. The foregoing description of the employment agreement between the Company and Mr. Ray is qualified in its entirety by the text of the employment agreement, attached hereto as Exhibit 10.1.
Item 9.01.    Financial Statements and Exhibits.
(d)    Exhibits. The following exhibits are filed herewith:

10.1	Employment Agreement between MidWestOne Financial Group, Inc. and Barry S. Ray, effective June 4, 2018.
99.1	MidWestOne Financial Group, Inc. Press Release dated May 4, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDWESTONE FINANCIAL GROUP, INC.

Dated:	May 4, 2018	By:	/s/ CHARLES N. FUNK
Charles N. Funk
President and Chief Executive Officer